NOTE 6 - TAXES ON INCOME: Schedule of Effective Income Tax Rate Reconciliation (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Details
Net profit (loss) as reported in the statements of operations	$ (41)	$ (23)	$ 4
Statutory tax rate	23.00%	23.00%	23.00%
Income Tax under statutory tax rate	$ (9.4)	$ (5.3)	$ 1
Less full valuation allowance	9.4	5.3	(1)
Provision for income tax	$ 0	$ 0	$ 0